                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       -----------------------------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):

                                 August 19, 2004

                       TECHNOLOGY INVESTMENT CAPITAL CORP.
             (Exact name of registrant as specified in its charter)

         MARYLAND                        000-50398                20-0118736
(State or other jurisdiction     (Commission File Number)      (I.R.S. Employer
of incorporation)                                            Identification No.)

                         8 SOUND SHORE DRIVE, SUITE 255
                               GREENWICH, CT 06830
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (203) 983-5275

ITEM 5.  OTHER EVENTS.

         On August 19, 2004, Technology Investment Capital Corp. issued a press release announcing that it has completed a $6.7 million debt transaction with
DirectRevenue, LLC. Technology Investment Capital Corp.'s investment consists of senior secured notes with warrants. The text of the press release is included as an exhibit to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits.

                EXHIBIT NO.      DESCRIPTION
                -----------      -----------
                99.1             Press release dated August 19, 2004

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 20, 2004                    TECHNOLOGY INVESTMENT CAPITAL CORP.

                                         By: /s/ Saul B. Rosenthal
                                             ------------------------------
                                             Saul B. Rosenthal
                                             Chief Operating Officer